Third Amended and Restated Establishment and Designation of Series of Shares

of Beneficial Interest, Par Value $0.01 Per Share, of

PIMCO Funds

WHEREAS, the shares of beneficial interest of PIMCO Funds (the “Trust”) are currently divided into 102 separate series and nine separate classes pursuant to the Second Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest attached as Exhibit A hereto (“Old Designation”); and

WHEREAS, this Third Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest is intended to: supersede and replace the Old Designation in its entirety; now therefore be it

RESOLVED, that the series of Shares of the Trust hitherto established and designated as follows:

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO Capital Securities and Financials Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Extended Duration Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Multi-Asset Fund

PIMCO GNMA Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Low Duration Income Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Fundamental PLUS EMG Fund

PIMCO RAE Fundamental PLUS Fund

PIMCO RAE Fundamental PLUS International Fund

PIMCO RAE Fundamental PLUS Small Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

PIMCO REALPATH® Income Fund

PIMCO REALPATH® 2020 Fund

PIMCO REALPATH® 2025 Fund

PIMCO REALPATH® 2030 Fund

PIMCO REALPATH® 2035 Fund

PIMCO REALPATH® 2040 Fund

PIMCO REALPATH® 2045 Fund

PIMCO REALPATH® 2050 Fund

PIMCO REALPATH® 2055 Fund

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO Real Return Limited Duration Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return ESG Fund

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

(each a “Fund” and collectively the “Funds”)

PIMCO Asset-Backed Securities Portfolio

PIMCO Emerging Markets Portfolio

PIMCO High Yield Portfolio

PIMCO International Portfolio

PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Corporate Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage Portfolio

PIMCO Municipal Sector Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO Short-Term Floating NAV Portfolio III

PIMCO Short-Term Floating NAV Portfolio IV

    PIMCO Short-Term Portfolio

    PIMCO U.S. Government Sector Portfolio

(each a “Portfolio and collectively the “Portfolios”, and together with the Funds, the “Series”)

shall have the following special and relative rights:

1.        (a) Each Fund (except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO Capital Securities and Financials Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Extended Duration Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (Unhedged), PIMCO Global Bond Fund (U.S. Dollar-Hedged), PIMCO Global Multi-Asset Fund, PIMCO GNMA Fund, PIMCO High Yield Fund, PIMCO High Yield Municipal Bond Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Investment Grade Corporate Bond Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term Credit Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Low Duration Income Fund, PIMCO Low Duration Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities Fund, PIMCO Multi-Strategy Alternative Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Long/Short PLUS Fund, PIMCO REALPATH® Income Fund, PIMCO REALPATH® 2020 Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund, PIMCO REALPATH® 2055 Fund, PIMCO Real Return Asset Fund, PIMCO Real Return Fund, PIMCO Real Return Limited Duration Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Senior Floating Rate Fund, PIMCO Short Duration Municipal Income Fund, PIMCO Short-Term Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund, PIMCO StocksPLUS® Small Fund, PIMCO Total Return ESG Fund, PIMCO Total Return Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV, PIMCO TRENDS Managed Futures Strategy Fund, PIMCO Unconstrained Bond Fund and PIMCO Unconstrained Tax Managed Bond Fund) shall issue its shares of beneficial interest with respect to up to nine separate classes: Institutional Class, Class P, Class M, Administrative Class, Class D, Class A, Class C, Class R and Class T.

(b) Each of PIMCO All Asset Fund, PIMCO California Municipal Bond Fund, PIMCO Capital Securities and Financials Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO Low Duration Fund, PIMCO Mortgage Opportunities Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Real Return Fund, PIMCO Short-Term Fund, PIMCO StocksPLUS®

Absolute Return Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Small Fund, PIMCO Total Return Fund, PIMCO Total Return Fund IV, PIMCO TRENDS Managed Futures Strategy Fund and PIMCO Unconstrained Bond Fund shall issue its shares of beneficial interest with respect to up to eight classes of shares: Institutional Class, Class P, Administrative Class, Class D, Class A, Class C, Class R and Class T.

(c) Each of PIMCO All Asset All Authority Fund, PIMCO California Intermediate Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO GNMA Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Investment Grade Corporate Bond Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO New York Municipal Bond Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Senior Floating Rate Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® Short Fund and PIMCO Unconstrained Tax Managed Bond Fund shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class T.

(d) Each of PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Long/Short PLUS Fund and PIMCO Real Return Limited Duration Fund shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R.

(e) Each of PIMCO Low Duration Income Fund, PIMCO Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, Class P, Class D, Class A, Class C and Class T.

(f) PIMCO Global Bond Fund (U.S. Dollar-Hedged) shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, Class P, Administrative Class, Class A, Class C and Class T.

(g) Each of PIMCO Emerging Markets Corporate Bond Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Long Duration Total Return Fund, PIMCO RAE Fundamental PLUS EMG Fund and PIMCO RAE Low Volatility PLUS EMG Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, Class P, Administrative Class, Class D, Class A and Class C.

(h) PIMCO Moderate Duration Fund shall issue its shares of beneficial interest with respect to up to five classes of shares: Institutional Class, Class P, Administrative Class, Class A and Class C.

(i) PIMCO Long-Term Credit Fund shall issue its shares of beneficial interest with respect to up to five classes of shares: Institutional Class, Class P, Administrative Class, Class D and Class A.

(j) PIMCO Multi-Strategy Alternative Fund shall issue its shares of beneficial interest with respect to up to five classes of shares: Institutional Class, Class P, Class D, Class A and Class C.

(k) Each of PIMCO Extended Duration Fund and PIMCO StocksPLUS® Long Duration Fund shall issue its shares of beneficial interest with respect to up to four classes of shares: Institutional Class, Class P, Administrative Class and Class A.

(l) Each of PIMCO Global Bond Fund (Unhedged) and PIMCO Real Return Asset Fund shall issue its shares of beneficial interest with respect to up to four classes of shares: Institutional Class, Class P, Administrative Class and Class D.

(m) Each of PIMCO REALPATH® Income Fund, PIMCO REALPATH® 2020 Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund and PIMCO REALPATH® 2055 Fund shall issue its shares of beneficial interest with respect to up to three classes of shares: Institutional Class, Administrative Class and Class A.

(n) Each of PIMCO Low Duration ESG Fund, PIMCO Total Return ESG Fund and PIMCO Total Return Fund II shall issue its shares of beneficial interest with respect to up to three classes of shares: Institutional Class, Class P and Administrative Class.

(o) PIMCO Low Duration Fund II shall issue its shares of beneficial interest with respect to up to two classes of shares: Institutional Class and Administrative Class.

2.        Each Series shall be authorized to invest in cash, securities, instruments and other property as described from time to time in the offering materials of the Series (“Eligible Portfolio Instruments”). Each share of beneficial interest of the Series (“Share”) shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters on which Shares of the Series shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Series, and shall be entitled to receive their pro rata share of net assets of the Series upon liquidation of the Series, all as provided in the Amended and Restated Declaration of Trust dated November 4, 2014 (“Declaration”).

3.        Each Series may pursue its investment objective directly by investment in Eligible Portfolio Instruments or indirectly by investment in one or more underlying investment vehicles or funds that in turn invest in Eligible Portfolio Instruments and whose shares may be offered to other parties as well as to the Series.

4.        Shareholders of each Series shall vote separately as a class on any matter, except, consistent with the Investment Company Act of 1940, as amended (“the Act”), the rules thereunder, and the offering materials of the Funds, with respect to (i) the election of Trustees, (ii) any amendment of the Declaration, unless the amendment affects fewer than all classes of Shares, in which case only shareholders of the affected classes shall vote, and (iii) ratification of the selection of auditors, and except when the Trustees have determined that the matter affects only the interests of shareholders of a particular Series of the Trust, in which case only the shareholders of such Fund shall be entitled to vote thereon. In each case of separate voting, the Trustees shall determine whether, for the matter to be effectively acted upon within the meaning of Rule 18f-2 under the Act (or any successor rule) as to a Series, the applicable percentage (as specified in the Declaration, or the Act and the rules thereunder) of the shares of that Series alone must be voted in favor of the matter, or whether the favorable vote of such applicable percentage of the shares of each Series entitled to vote on the matter is required.

5.        Shares of the Series shall be subject to such selling restrictions, restrictions as to transfer or other terms as shall be established by the Trustees and described in the offering materials for the Series.

6.        (a) The assets and liabilities of the Trust shall be allocated among the Series of the Trust as set forth in Section 5.11 of the Declaration.

  (b) Liabilities, expenses, costs, charges or reserves relating to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular class may be charged to and borne solely by such class and the bearing of expenses solely by a class of Shares may be appropriately reflected and cause differences in the net asset value attributable to and the dividend, redemption and liquidation rights of, the Shares of different classes.

  (c) Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all classes for all purposes.

7.        Shares of each class of each Series may vary between themselves as to rights of redemption and conversion rights, as may be approved by the Trustees and set out in each Series’ then-current prospectus.

8.        The Trustees shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of any Series or class thereof hitherto or hereafter created, or to otherwise change the special and relative rights of such Series or class, provided that such change shall not adversely affect the rights of the Shareholders of such Series or class.

IN WITNESS WHEREOF, the undersigned have executed this instrument the      day of August, 2017.

George E. Borst

Jennifer H. Dunbar

Brent R. Harris

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Peter G. Strelow

EXHIBIT A

Second Amended and Restated Establishment and Designation of Series of Shares

of Beneficial Interest, Par Value $0.01 Per Share, of

PIMCO Funds

WHEREAS, the shares of beneficial interest of PIMCO Funds (the “Trust”) are currently divided into 114 separate series and nine separate classes pursuant to the Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest attached as Exhibit A hereto (“Old Designation”); and

WHEREAS, this Second Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest is intended to: supersede and replace the Old Designation in its entirety; now therefore be it

RESOLVED, that the series of Shares of the Trust hitherto established and designated as follows:

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO Capital Securities and Financials Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Extended Duration Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Multi-Asset Fund

PIMCO GNMA Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Low Duration Income Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Fundamental PLUS EMG Fund

PIMCO RAE Fundamental PLUS Fund

PIMCO RAE Fundamental PLUS International Fund

PIMCO RAE Fundamental PLUS Small Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

PIMCO RealPath™ Income Fund

PIMCO RealPath™ 2020 Fund

PIMCO RealPath™ 2025 Fund

PIMCO RealPath™ 2030 Fund

PIMCO RealPath™ 2035 Fund

PIMCO RealPath™ 2040 Fund

PIMCO RealPath™ 2045 Fund

PIMCO RealPath™ 2050 Fund

PIMCO RealPath™ 2055 Fund

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO Real Return Limited Duration Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return ESG Fund

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

(each a “Fund” and collectively the “Funds”)

PIMCO Asset-Backed Securities Portfolio

PIMCO Emerging Markets Portfolio

PIMCO High Yield Portfolio

PIMCO International Portfolio

PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Corporate Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage Portfolio

PIMCO Municipal Sector Portfolio

PIMCO Real Return Portfolio

PIMCO Senior Floating Rate Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO Short-Term Floating NAV Portfolio III

PIMCO Short-Term Floating NAV Portfolio IV

PIMCO Short-Term Portfolio

PIMCO U.S. Government Sector Portfolio

(each a “Portfolio and collectively the “Portfolios”, and together with the Funds, the “Series”)

shall have the following special and relative rights:

1.      (a) Each Fund (except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO Capital Securities and Financials Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Extended Duration Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (Unhedged), PIMCO Global Bond Fund (U.S. Dollar-Hedged), PIMCO Global Multi-Asset Fund, PIMCO GNMA Fund, PIMCO High Yield Fund, PIMCO High Yield Municipal Bond Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Investment Grade Corporate Bond Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term Credit Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Low Duration Income Fund, PIMCO Low Duration Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities Fund, PIMCO Multi-Strategy Alternative Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund, PIMCO RAE Worldwide Long/Short PLUS Fund, PIMCO RealPath™ Income Fund, PIMCO RealPath™ 2020 Fund, PIMCO RealPath™ 2025 Fund, PIMCO RealPath™ 2030 Fund, PIMCO RealPath™ 2035 Fund, PIMCO RealPath™ 2040 Fund, PIMCO RealPath™ 2045 Fund, PIMCO RealPath™ 2050 Fund, PIMCO RealPath™ 2055 Fund, PIMCO Real Return Asset Fund, PIMCO Real Return Fund, PIMCO Real Return Limited Duration Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Senior Floating Rate Fund, PIMCO Short Duration Municipal Income Fund, PIMCO Short-Term Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund, PIMCO StocksPLUS® Small Fund, PIMCO Total Return ESG Fund, PIMCO Total Return Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV, PIMCO TRENDS Managed Futures Strategy Fund, PIMCO Unconstrained Bond Fund and PIMCO Unconstrained Tax Managed Bond Fund) shall issue its shares of beneficial interest with respect to up to nine separate classes: Institutional Class, Class P, Class M, Administrative Class, Class D, Class A, Class C, Class R and Class T.

(b) Each of PIMCO All Asset Fund, PIMCO California Municipal Bond Fund, PIMCO Capital Securities and Financials Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Foreign

Bond Fund (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO Low Duration Fund, PIMCO Mortgage Opportunities Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Real Return Fund, PIMCO Short-Term Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Small Fund, PIMCO Total Return Fund, PIMCO Total Return Fund IV, PIMCO TRENDS Managed Futures Strategy Fund and PIMCO Unconstrained Bond Fund shall issue its shares of beneficial interest with respect to up to eight classes of shares: Institutional Class, Class P, Administrative Class, Class D, Class A, Class C, Class R and Class T.

(c) Each of PIMCO All Asset All Authority Fund, PIMCO California Intermediate Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO GNMA Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Investment Grade Corporate Bond Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO New York Municipal Bond Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Senior Floating Rate Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® Short Fund and PIMCO Unconstrained Tax Managed Bond Fund shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class T.

(d) Each of PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund, PIMCO RAE Worldwide Long/Short PLUS Fund and PIMCO Real Return Limited Duration Fund shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R.

(e) Each of PIMCO Low Duration Income Fund, PIMCO Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, Class P, Class D, Class A, Class C and Class T.

(f) PIMCO Global Bond Fund (U.S. Dollar-Hedged) shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, Class P, Administrative Class, Class A, Class C and Class T.

(g) Each of PIMCO Emerging Markets Corporate Bond Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO RAE Fundamental PLUS EMG Fund and PIMCO RAE Low Volatility PLUS EMG Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, Class P, Administrative Class, Class D, Class A and Class C.

(h) PIMCO Moderate Duration Fund shall issue its shares of beneficial interest with respect to up to five classes of shares: Institutional Class, Class P, Administrative Class, Class A and Class C.

(i) Each of PIMCO Long Duration Total Return Fund and PIMCO Long-Term Credit Fund shall issue its shares of beneficial interest with respect to up to five classes of shares: Institutional Class, Class P, Administrative Class, Class D and Class A.

(j) PIMCO Multi-Strategy Alternative Fund shall issue its shares of beneficial interest with respect to up to five classes of shares: Institutional Class, Class P, Class D, Class A and Class C.

(k) Each of PIMCO Extended Duration Fund and PIMCO StocksPLUS® Long Duration Fund shall issue its shares of beneficial interest with respect to up to four classes of shares: Institutional Class, Class P, Administrative Class and Class A.

(l) Each of PIMCO Global Bond Fund (Unhedged) and PIMCO Real Return Asset Fund shall issue its shares of beneficial interest with respect to up to four classes of shares: Institutional Class, Class P, Administrative Class and Class D.

(m) Each of PIMCO RealPath™ Income Fund, PIMCO RealPath™ 2020 Fund, PIMCO RealPath™ 2025 Fund, PIMCO RealPath™ 2030 Fund, PIMCO RealPath™ 2035 Fund, PIMCO RealPath™ 2040 Fund, PIMCO RealPath™ 2045 Fund, PIMCO RealPath™ 2050 Fund and PIMCO RealPath™ 2055 Fund shall issue its shares of beneficial interest with respect to up to three classes of shares: Institutional Class, Administrative Class and Class A.

(n) Each of PIMCO Low Duration ESG Fund, PIMCO Total Return ESG Fund and PIMCO Total Return Fund II shall issue its shares of beneficial interest with respect to up to three classes of shares: Institutional Class, Class P and Administrative Class.

(o) PIMCO Low Duration Fund II shall issue its shares of beneficial interest with respect to up to two classes of shares: Institutional Class and Administrative Class.

2.     Each Series shall be authorized to invest in cash, securities, instruments and other property as described from time to time in the offering materials of the Series (“Eligible Portfolio Instruments”). Each share of beneficial interest of the Series (“Share”) shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters on which Shares of the Series shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Series, and shall be entitled to receive their pro rata share of net assets of the Series upon liquidation of the Series, all as provided in the Amended and Restated Declaration of Trust dated November 4, 2014 (“Declaration”).

3.     Each Series may pursue its investment objective directly by investment in Eligible Portfolio Instruments or indirectly by investment in one or more underlying investment vehicles or funds that in turn invest in Eligible Portfolio Instruments and whose shares may be offered to other parties as well as to the Series.

4.     Shareholders of each Series shall vote separately as a class on any matter, except, consistent with the Investment Company Act of 1940, as amended (“the Act”), the rules thereunder, and the offering materials of the Funds, with respect to (i) the election of Trustees, (ii) any amendment of the Declaration, unless the amendment affects fewer than all classes of Shares, in which case only shareholders of the affected classes shall vote, and (iii) ratification of the selection of auditors, and except when the Trustees have determined that the matter affects only the interests of shareholders of a particular Series of the Trust, in which case only the shareholders of such Fund shall be entitled to vote thereon. In each case of separate voting, the Trustees shall determine whether, for the matter to be effectively acted upon within the meaning of Rule 18f-2 under the Act (or any successor rule) as to a Series, the applicable percentage (as specified in the Declaration, or the Act and the rules thereunder) of the shares of that Series alone must be voted in favor of the matter, or whether the favorable vote of such applicable percentage of the shares of each Series entitled to vote on the matter is required.

5.     Shares of the Series shall be subject to such selling restrictions, restrictions as to transfer or other terms as shall be established by the Trustees and described in the offering materials for the Series.

6.     (a) The assets and liabilities of the Trust shall be allocated among the Series of the Trust as set forth in Section 5.11 of the Declaration.

(b) Liabilities, expenses, costs, charges or reserves relating to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular class may be charged to and borne solely by such class and the bearing of expenses solely by a class of Shares may be appropriately reflected and cause differences in the net asset value attributable to and the dividend, redemption and liquidation rights of, the Shares of different classes.

(c) Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all classes for all purposes.

7.     Shares of each class of each Series may vary between themselves as to rights of redemption and conversion rights, as may be approved by the Trustees and set out in each Series’ then-current prospectus.

8.     The Trustees shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of any Series or class thereof hitherto or hereafter created, or to otherwise change the special and relative rights of such Series or class, provided that such change shall not adversely affect the rights of the Shareholders of such Series or class.

IN WITNESS WHEREOF, the undersigned have executed this instrument the      day of February, 2017.

George E. Borst

E. Philip Cannon

Jennifer H. Dunbar

Brent R. Harris

Douglas M. Hodge

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

EXHIBIT A

Amended and Restated Establishment and Designation of Series of Shares

of Beneficial Interest, Par Value $0.01 Per Share, of

PIMCO Funds

WHEREAS, the shares of beneficial interest of PIMCO Funds (formerly the Pacific Investment Management Institutional Trust) (the “Trust”) are currently divided into 111 separate series and nine separate classes pursuant to those Establishment and Designations of Series of Shares of Beneficial Interest listed on Schedule A hereto (“Old Designations”); and

WHEREAS, this Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest is intended to: supersede and replace the Old Designations in their entirety; now therefore be it

RESOLVED, that the series of Shares of the Trust hitherto established and designated as follows:

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO CommoditiesPLUS® Short Strategy Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Extended Duration Fund

PIMCO Financial Capital Securities Fund

PIMCO Floating Income Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS™ AR Fund

PIMCO Global Advantage Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Multi-Asset Fund

PIMCO GNMA Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Low Volatility RAFI®-PLUS AR Fund

PIMCO Moderate Duration Fund

PIMCO Money Market Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Multi-Strategy Alternative Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Real Income 2019 Fund®

PIMCO Real Income 2029 Fund®

PIMCO Real Return Fund

PIMCO Real Return Asset Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO RealPath® Income and Distribution Fund

PIMCO RealPath® 2015 Fund

PIMCO RealPath® 2020 Fund

PIMCO RealPath® 2025 Fund

PIMCO RealPath® 2030 Fund

PIMCO RealPath® 2035 Fund

PIMCO RealPath® 2040 Fund

PIMCO RealPath® 2045 Fund

PIMCO RealPath® 2050 Fund

PIMCO RealPath® 2055 Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO Tax Managed Real Return Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Treasury Money Market Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

PIMCO Worldwide Long/Short Fundamental Strategy Fund

(each a “Fund” and collectively the “Funds”)

PIMCO Asset-Backed Securities Portfolio

PIMCO Asset-Backed Securities Portfolio II

PIMCO Developing Local Markets Portfolio

PIMCO Emerging Markets Portfolio

PIMCO FX Strategy Portfolio

PIMCO High Yield Portfolio

PIMCO International Portfolio

PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Corporate Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage Portfolio

PIMCO Mortgage Portfolio II

PIMCO Municipal Sector Portfolio

PIMCO Real Return Portfolio

PIMCO Senior Floating Rate Portfolio

PIMCO Short-Term Floating NAV Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO Short-Term Floating NAV Portfolio III

PIMCO Short-Term Portfolio

PIMCO U.S. Government Sector Portfolio

PIMCO U.S. Government Sector Portfolio II

(each a “Portfolio and collectively the “Portfolios”, and together with the Funds, the “Series”)

shall have the following special and relative rights:

1.         (a) Each Fund (except the PIMCO California Municipal Bond Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Financial Capital Securities Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Global Advantage Strategy Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Government Money Market Fund, PIMCO High Yield Spectrum Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Long-Term Credit Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage Opportunities Fund, PIMCO Multi-Strategy Alternative Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Real Income 2019 Fund®, PIMCO Real Income 2029 Fund®, PIMCO RealPath® Income and Distribution Fund, PIMCO RealPath® 2015 Fund, PIMCO RealPath® 2020 Fund, PIMCO RealPath® 2025 Fund, PIMCO RealPath® 2030 Fund, PIMCO RealPath® 2035 Fund, PIMCO RealPath® 2040 Fund, PIMCO RealPath® 2045 Fund, PIMCO RealPath® 2050 Fund, PIMCO RealPath® 2055 Fund, PIMCO Short Asset Investment Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Tax Managed Real Return Fund, PIMCO Total Return Fund IV, PIMCO TRENDS Managed Futures Strategy Fund, PIMCO Treasury Money Market Fund, PIMCO Unconstrained Bond Fund, PIMCO Unconstrained Tax Managed Bond Fund, PIMCO Worldwide Fundamental Advantage AR Strategy Fund and PIMCO Worldwide Long/Short Fundamental Strategy Fund) shall issue its shares of beneficial interest with respect to up to eight separate classes: Institutional Class, Administrative Class, Class A, Class B, Class C, Class D, Class P and Class R.

(b) Each of PIMCO California Municipal Bond Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Financial Capital Securities Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Global Advantage Strategy Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Government Money Market Fund, PIMCO High Yield Spectrum Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Long-Term Credit Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage Opportunities Fund, PIMCO Multi-Strategy Alternative Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Real Income 2019 Fund®, PIMCO Real Income 2029 Fund®, PIMCO RealPath® Income and Distribution Fund, PIMCO RealPath®2015 Fund, PIMCO RealPath® 2020 Fund, PIMCO RealPath® 2025 Fund, PIMCO RealPath® 2030 Fund, PIMCO RealPath® 2035 Fund, PIMCO RealPath® 2040 Fund, PIMCO RealPath® 2045 Fund, PIMCO RealPath® 2050 Fund, PIMCO RealPath® 2055 Fund, PIMCO Short Asset Investment Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Tax Managed Real Return Fund, PIMCO Total Return Fund IV, PIMCO TRENDS Managed Futures Strategy Fund, PIMCO Treasury Money Market Fund, PIMCO Unconstrained Bond Fund, PIMCO Unconstrained Tax Managed Bond Fund, PIMCO Worldwide Fundamental Advantage AR Strategy Fund and PIMCO Worldwide Long/Short Fundamental Strategy Fund shall issue its shares of beneficial interest with respect to up to seven classes of shares: Institutional Class, Administrative Class, Class A, Class C, Class D, Class R and Class P.

(c) Each of PIMCO Government Money Market Fund and PIMCO Treasury Money Market Fund shall issue its shares of beneficial interest with respect to up to seven classes of shares: Administrative Class, Class A, Class C, Class D, Class M, Class P and Class R.

(d) EPIMCO Tax Managed Real Return Fund shall issue its shares of beneficial interest with respect to up to six classes of shares: Institutional Class, Administrative Class, Class A, Class C, Class D and Class P.

2.     Each Series shall be authorized to invest in cash, securities, instruments and other property as described from time to time in the offering materials of the Series (“Eligible Portfolio Instruments”). Each share of beneficial interest of the Series (“Share”) shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional Share) on matters on which Shares of the Series shall be entitled to vote, shall represent a pro rata beneficial interest in the assets allocated to the Series, and shall be entitled to receive their pro rata share of net assets of the Series upon liquidation of the Series, all as provided in the Amended and Restated Declaration of Trust dated November 4, 2014 (“Declaration”).

3.     Each Series may pursue its investment objective directly by investment in Eligible Portfolio Instruments or indirectly by investment in one or more underlying investment vehicles or funds that in turn invest in Eligible Portfolio Instruments and whose shares may be offered to other parties as well as to the Series.

4.     Shareholders of each Series shall vote separately as a class on any matter, except, consistent with the Investment Company Act of 1940, as amended (“the Act”), the rules thereunder, and the offering materials of the Funds, with respect to (i) the election of Trustees, (ii) any amendment of the

Declaration, unless the amendment affects fewer than all classes of Shares, in which case only shareholders of the affected classes shall vote, and (iii) ratification of the selection of auditors, and except when the Trustees have determined that the matter affects only the interests of shareholders of a particular Series of the Trust, in which case only the shareholders of such Fund shall be entitled to vote thereon. In each case of separate voting, the Trustees shall determine whether, for the matter to be effectively acted upon within the meaning of Rule 18f-2 under the Act (or any successor rule) as to a Series, the applicable percentage (as specified in the Declaration, or the Act and the rules thereunder) of the shares of that Series alone must be voted in favor of the matter, or whether the favorable vote of such applicable percentage of the shares of each Series entitled to vote on the matter is required.

5.     Shares of the Series shall be subject to such selling restrictions, restrictions as to transfer or other terms as shall be established by the Trustees and described in the offering materials for the Series.

6.     (a) The assets and liabilities of the Trust shall be allocated among the Series of the Trust as set forth in Section 5.11 of the Declaration.

(b) Liabilities, expenses, costs, charges or reserves relating to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular class may be charged to and borne solely by such class and the bearing of expenses solely by a class of Shares may be appropriately reflected and cause differences in the net asset value attributable to and the dividend, redemption and liquidation rights of, the Shares of different classes.

(c) Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all classes for all purposes.

7.     Shares of each class of each Series may vary between themselves as to rights of redemption and conversion rights, as may be approved by the Trustees and set out in each Series’ then-current prospectus.

8.     The Trustees shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of any Series or class thereof hitherto or hereafter created, or to otherwise change the special and relative rights of such Series or class, provided that such change shall not adversely affect the rights of the Shareholders of such Series or class.

IN WITNESS WHEREOF, the undersigned have executed this instrument the 4th day of November, 2014.

E. Philip Cannon

J. Michael Hagan

Brent R. Harris

Douglas M Hodge

Ronald C. Parker

SCHEDULE A

1.	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Total Return Fund IV dated February 7, 2011
2.	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Emerging Markets Corporate Bond Fund, PIMCO Funds: Private Account Portfolio Series – Senior Floating Rate Portfolio, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund and PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund dated February 28, 2011
3.	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Senior Floating Rate Fund dated December 29, 2010
4.	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund dated May 23, 2011
5.	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Funds: Private Account Portfolio Series – Low Duration Portfolio and the PIMCO Funds: Private Account Portfolio Series – Moderate Duration Portfolio dated August 16, 2011
6.	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO RealRetirement® 2045 Fund dated November 8, 2011
7.	Establishment and Designation of Additional Series of Shares of Beneficial Interest relating to the PIMCO California Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Short Asset Investment Fund and PIMCO Funds: Private Account Portfolio Series – Short Term Floating NAV Portfolio III dated February 28, 2012
8.	Establishment and Designation of Additional Series of Beneficial Interest relating to the PIMCO Mortgage Opportunities Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund dated August 14, 2012
9.	Establishment and Designation of Additional Series of Beneficial Interest relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012
10.	Amended Designation for PIMCO StocksPLUS® AR Short Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO Small Cap StocksPLUS® AR Strategy Fund, PIMCO International StocksPLUS® AR Strategy Fund (Unhedged), PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged), PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund dated February 26, 2013
11.	Establishment and Designation of Additional Series of Beneficial Interest relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013
12.	Establishment and Designation of Additional Series of Beneficial Interest relating to the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, the PIMCO Low Volatility RAFI®-PLUS AR Fund, and the PIMCO Intl Low Volatility RAFI®-PLUS AR Fund dated November 5, 2013
13.	Amended Designation for PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, the PIMCO Low Volatility RAFI®-PLUS AR Fund, and the PIMCO Intl Low Volatility RAFI®-PLUS AR Fund dated December 18, 2013

14.	Establishment and Designation of Additional Series of Shares of Beneficial Interest relating to PIMCO Financial Capital Securities Fund, PIMCO Multi-Strategy Alternative Fund and PIMCO Worldwide Long/Short Fundamental Fund and Amended Establishment and Designation of PIMCO RealPath® Income and Distribution Fund, PIMCO RealPath® 2015 Fund, PIMCO RealPath® 2020 Fund, PIMCO RealPath® 2025 Fund, PIMCO RealPath® 2030 Fund, PIMCO RealPath® 2035 Fund, PIMCO RealPath® 2040 Fund, PIMCO RealPath® 2045 Fund, PIMCO RealPath® 2050 Fund, PIMCO RealPath® 2055 Fund dated November 3, 2014.